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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 20, 2002
                                                --------------------------------

                                 TEAMSTAFF, INC.
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               (Exact name of Registrant as specified in charter)


       New Jersey                     0-18492                   22-1899798
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(State or other jurisdic-           (Commission               (IRS Employer
 tion of incorporation)             File Number)             Identification No.)


        300 Atrium Drive, Somerset, N.J.                          08873
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         (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code  (732) 748-1700
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         (Former name or former address, if changed since last report.)



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ITEM 5/ITEM 9. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

        TeamStaff, Inc. issued two press releases announcing the need to restate its Report on Form 10k for the prior fiscal year ended September 30, 2001 and subsequent reports to reflect accounting errors related to an executive officer retirement plan, and the replacement of its independent auditors. In addition, the press release announced that it was commencing a search to replace its Chief Financial Officer. These events would result in a delay of the filing of the Company's financial statements and Report on Form 10K for the fiscal year ended September 30, 2002.

        A separate Form 8K has been filed by TeamStaff relating to the change in its independent auditors.

        A copy of the Press Release issued on Friday, December 20, 2002 is annexed hereto as Exhibit 99.1. The press release issued on Monday, December 23, 2002 is annexed hereto as Exhibit 99.2

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Item 7.  Exhibits

     99.1 Press Release dated December 20, 2002
     99.2 Press Release dated December 23, 2002


Dated: December 23, 2002                           TEAMSTAFF,  INC.
                                                   (Registrant)

                                                   By:/s/ Donald Kappauf
                                                      ---------------------
                                                    Donald Kappauf
                                                    Chief Executive Officer



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